UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2022

PULTEGROUP, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3350 Peachtree Road NE, Suite 1500
Atlanta,	Georgia	30326
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:	404	978-6400

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	PHM	New York Stock Exchange
Series A Junior Participating Preferred Share Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 10, 2022, PulteGroup, Inc. (the “Company”) entered into the Fifth Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 18, 2010 (the “Original Rights Agreement”), between the Company and Computershare Trust Company, N.A., as rights agent, as amended by that certain First Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 14, 2013 (the “First Amendment”), that certain Second Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 10, 2016 (the “Second Amendment”), that certain Third Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 7, 2019 (the “Third Amendment”), that certain Fourth Amendment to Amended and Restated Section 382 Rights Agreement, dated as of May 11, 2020 (the “Fourth Amendment”, and, together with the Original Rights Agreement, the First Amendment, the Second Amendment and the Third Amendment, the “Section 382 Rights Agreement”). The Fifth Amendment to the Section 382 Rights Agreement, which was unanimously approved by the Company’s board of directors, extends the expiration date of the Section 382 Rights Agreement from June 1, 2022 to June 1, 2025 (subject to other earlier termination events, including if shareholder approval of the Fifth Amendment to the Section 382 Rights Agreement has not been obtained by June 1, 2022).

The Original Rights Agreement, including the effects on the rights of the holders of the Company’s Common Shares, par value $0.01, and the holders of the Company’s Series A Junior Participating Preferred Share Purchase Rights, is described in and included as an exhibit to the Company’s Current Report on Form 8-K filed March 23, 2010, the First Amendment is described in and included as an exhibit to the Company’s Current Report on Form 8-K filed March 15, 2013, the Second Amendment is described in and included as an exhibit to the Company’s Current Report on Form 8-K filed March 10, 2016, the Third Amendment is described in and included as an exhibit to the Company’s Current Report on Form 8-K filed March 7, 2019 and the Fourth Amendment is described in and included as an exhibit to the Company’s Current Report on Form 8-K filed May 11, 2020. The Fifth Amendment to the Section 382 Rights Agreement is filed as Exhibit 4.1 hereto and is incorporated by reference herein.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

4.1    Fifth Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 10, 2022, between PulteGroup, Inc. and Computershare Trust Company, N.A., as rights agent
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTEGROUP, INC.

Date:	March 11, 2022	By:	/s/ Todd N. Sheldon
			Name:	Todd N. Sheldon
			Title:	Executive Vice President, General Counsel and Corporate Secretary